UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

KBS REAL ESTATE INVESTMENT TRUST II, INC.

(Exact name of registrant specified in its charter)

Maryland	333-146341	20-0658752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Item 2.03 regarding the financing arrangements entered in connection with the acquisition of the 300-600 Campus Drive Buildings (which are described in Item 2.01) is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 15, 2008, KBS Real Estate Investment Trust II, Inc. (the “Company”) filed a Form 8-K dated September 9, 2008 with regard to the acquisition of two four-story office buildings containing 558,966 rentable square feet located on an approximate 71.1-acre parcel of land at 100 and 200 Campus Drive, Florham Park, New Jersey (the “100 & 200 Campus Drive Buildings”). The acquisition of the 100 & 200 Campus Drive Buildings is part of a two-phase acquisition of an office property complex. The second phase is the acquisition of the 300-600 Campus Drive Buildings, which is discussed below. The 100 & 200 Campus Drive Buildings and the 300-600 Campus Drive Buildings (collectively, the “Campus Drive Buildings”) are related properties that were purchased from sellers who are affiliated with each other. The Company hereby amends the Form 8-K dated September 9, 2008 to provide the required financial information related to its acquisition of the Campus Drive Buildings.

On October 10, 2008, the Company, through an indirect wholly owned subsidiary, KBSII 300-600 Campus Drive, LLC (the “Owner”), purchased four four-story office buildings containing 564,304 rentable square feet located at 300, 400, 500 and 600 Campus Drive in Florham Park, New Jersey on an approximate 64.8-acre parcel of land (the “300-600 Campus Drive Buildings”) from Park Avenue Realty Holding Company, Inc., which is not affiliated with the Company or its advisor, KBS Capital Advisors LLC (the “Advisor”).

The purchase price of the 300-600 Campus Drive Buildings was approximately $184.3 million plus closing costs. The acquisition was funded from a $93.9 million loan secured by the 300-600 Campus Drive Buildings, a $47.0 million mezzanine loan secured by a 100% equity interest in the Owner and with proceeds from the Company’s ongoing initial public offering.

The 300-600 Campus Drive Buildings were built between 1997 and 1999 and are currently 100% leased to 12 tenants, including PricewaterhouseCoopers LLP (35%), McKinsey & Company, Inc. United States (18%) and Drinker Biddle & Reath LLP (17%). PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), one of the “big four” accounting firms, provides audit, tax and transaction services to public and private companies in a wide variety of industries. McKinsey & Company, Inc. United States (“McKinsey”) is a global management consulting firm providing advisory services to private companies, corporate enterprises and government agencies. Drinker Biddle & Reath LLP (“Drinker Biddle”) is a law firm with more than 630 attorneys located in 12 offices nationally that provides a diverse range of legal services, including commercial litigation, corporate and securities, and government and regulatory affairs.

The current aggregate annual base rent for the tenants of the 300-600 Campus Drive Buildings is approximately $13.9 million. As of October 2008, the current weighted-average remaining lease term for the current tenants of the 300-600 Campus Drive Buildings is approximately 5.4 years. PricewaterhouseCoopers’ lease expires on September 30, 2015, and the average annual rental rate for the PricewaterhouseCoopers lease over the lease term is $22.18 per square foot. PricewaterhouseCoopers has the right, at its option, to extend the term of its lease for two additional five-year periods. McKinsey’s lease expires on July 31, 2012, and the average annual rental rate for the McKinsey lease over the lease term is $22.50 per square foot. McKinsey has the right, at its option, to extend the term of its lease for two additional five-year periods. McKinsey also has the right, at its option, to extend the term of its lease for one additional term up to a maximum of three months. Drinker Biddle’s lease expires on October 31, 2014, and the average annual rental rate for the Drinker Biddle lease over the lease term is $23.07 per square foot. Drinker Biddle has the right, at its option, to extend the term of its lease for two additional five-year periods.

The Company does not intend to make significant renovations or improvements to the 300-600 Campus Drive Buildings. Management of the Company believes that the 300-600 Campus Drive Buildings are adequately insured.

In the Company’s Form 8-K filed with the SEC on August 5, 2008, the 300-600 Campus Drive Buildings were referred to as the 300-600 Park Avenue Buildings.

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

On October 10, 2008, in connection with the acquisition of the 300-600 Campus Drive Buildings, the Owner entered into a loan with New York Life Insurance Company (“Mortgage Lender”) for approximately $93.9 million secured by the 300-600 Campus Drive Buildings (the “300-600 Campus Drive Mortgage Loan”). The 300-600 Campus Drive Mortgage Loan matures on April 10, 2014 and bears interest at a fixed rate of 5.9% per annum. Monthly installments on the loan are interest-only and the entire principal amount is due on the maturity date, assuming no prior principal prepayment. The Owner has the right to prepay the loan on or after November 10, 2010 upon no less than 60 days and no more than 120 days prior written notice to the Mortgage Lender. Prepayments made after November 10, 2010 and prior to February 9, 2014 incur a prepayment penalty equal to the greater of (a) 1.0% of then outstanding principal amount of the note or (b) the present value of the remaining scheduled payments of principal and interest, less the amount of principal being prepaid.

Also in connection with the acquisition of the 300-600 Campus Drive Buildings, an indirect wholly owned subsidiary of the Company (“Mezz Borrower”) obtained from Park Avenue Realty Holding Company, Inc. (“Mezz Lender”), an affiliate of J.P. Morgan, a $47.0 million mezzanine loan (the “300-600 Campus Drive Mezzanine Loan”) secured by a pledge of 100% of the equity interests in the Owner. The 300-600 Campus Drive Mezzanine Loan has a maturity date of July 10, 2009. The 300-600 Campus Drive Mezzanine Loan bears interest at a fixed rate of 5.8% per annum for the first four months of the loan and the interest rate is increased on a monthly basis by 0.5% per annum thereafter. Monthly installments on the loan are interest-only and the entire principal amount is due on the maturity date, assuming no prior prepayment of principal. The loan may be prepaid without penalty in whole, but not in part, upon 10 days prior written notice to Mezz Lender.

In connection with the 300-600 Campus Drive Mezzanine Loan, KBS REIT Properties II, LLC, an indirect wholly owned subsidiary of the Company, executed an indemnification agreement in favor of Mezz Lender agreeing to indemnify Mezz Lender for all prepayment premiums, yield maintenance premiums, make-whole amounts, and default rate interest and late charges that may be payable in the future to Mortgage Lender by Mezz Lender in the event Mezz Lender were to acquire from Mortgage Lender the 300-600 Campus Drive Mortgage Loan following Mezz Borrower’s, Owner’s or any of their respective affiliates filing of any bankruptcy action or their assertion of any claim or action to hinder, delay or interfere with Mezz Lender’s enforcement of its rights under the 300-600 Campus Drive Mezzanine Loan.

ITEM 5.02 DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 17, 2008, the Company appointed Stacie K. Yamane, 44, to serve as its Chief Accounting Officer. In connection with her appointment as Chief Accounting Officer, Ms. Yamane resigned her position as Controller. Ms. Yamane remains as the Company’s Chief Financial Officer, a position she has held (along with her previous position as Controller) since the Company’s formation in 2007.

Also on October 17, 2008, Ms. Yamane was appointed Chief Accounting Officer, Portfolio Accounting of the Advisor. Prior to her appointment, Ms. Yamane served as the Fund Controller of KBS Capital Advisors, a position she held since the formation of the Advisor in 2004. She is also the Chief Financial Officer and Chief Accounting Officer of KBS Real Estate Investment Trust, Inc. (“KBS REIT I”), another KBS-sponsored non-traded real estate investment trust. Prior to her appointment as Chief Accounting Officer of KBS REIT I on October 17, 2008, she served as its Controller. Ms. Yamane has served as Chief Financial Officer of KBS REIT I (along with her previous position as Controller) since its formation in 2005.

In addition, Ms. Yamane serves as Senior Vice President/Controller, Portfolio Accounting for KBS Realty Advisors LLC, a position she has held since 2004. She served as a Vice President/Portfolio Accounting with KBS-affiliated investment advisers from 1995 to 2004. At KBS Realty Advisors, Ms. Yamane is responsible for client accounting/reporting for four real estate portfolios. These portfolios consist of industrial, office and retail properties as well as land parcels. Ms. Yamane works closely with portfolio managers, asset managers, property managers and clients to ensure the completion of timely and accurate accounting, budgeting and financial reporting. In addition, she assists in the supervision and management of KBS Realty Advisors’ accounting department.

Prior to joining an affiliate of KBS Realty Advisors in February of 1995, Ms. Yamane was an audit manager at Kenneth Leventhal & Company, an accounting firm that specialized in real estate. During her eight years at Kenneth Leventhal & Company, Ms. Yamane performed or supervised a variety of auditing, accounting and consulting engagements including the audit of financial statements presented under the U.S. generally accepted accounting principles basis, as well as financial statements presented on a cash and tax basis, the valuation of asset portfolios and the review and analysis of internal control systems. Her experiences at KBS and Kenneth Leventhal & Company give her 20 years of real estate experience.

Ms. Yamane received a Bachelor of Arts Degree in Business Administration with a dual concentration in Accounting and Management Information Systems from California State University, Fullerton. She is a Certified Public Accountant (inactive California).

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The Company is presenting combined financial statements for the 100 & 200 Campus Drive Buildings and the 300-600 Campus Drive Buildings because they are related properties that were under control of affiliated sellers.

(a)	Financial Statements of Real Estate Acquired

Campus Drive Buildings

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2008 (unaudited) and the Year Ended December 31, 2007	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2008 (unaudited) and the Year Ended December 31, 2007	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust II, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Balance Sheet as of June 30, 2008	F-6

	Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2008	F-8

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2007	F-10

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: October 17, 2008	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr. Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Campus Drive Buildings for the year ended December 31, 2007. This statement is the responsibility of the Campus Drive Buildings’ management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Campus Drive Buildings’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Campus Drive Buildings’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Campus Drive Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Campus Drive Buildings for the year ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

October 14, 2008

CAMPUS DRIVE BUILDINGS

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
	(unaudited)
Revenues:
Rental income	$14,547,951	$28,903,811
Tenant reimbursements	4,379,245	9,352,108
Other income	23,975	60,210

Total revenues	18,951,171	38,316,129

Expenses:
Repairs and maintenance	2,391,444	5,013,265
Utilities	2,391,773	4,747,052
General and administrative expenses	1,298,318	2,639,350
Real estate and other property-related taxes	1,297,934	2,595,866
Insurance	146,507	332,830

Total expenses	7,525,976	15,328,363

Revenues over certain operating expenses	$11,425,195	$22,987,766

See accompanying notes.

CAMPUS DRIVE BUILDINGS

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2008 (unaudited)

and the Year Ended December 31, 2007

1.    DESCRIPTION OF REAL PROPERTY

KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”), through indirect wholly owned subsidiaries, entered into agreements on July 31, 2008 and August 8, 2008 to purchase six four-story office buildings (the “Campus Drive Buildings”) in two phases from sellers who are affiliated with each other. KBS REIT II is not affiliated with the sellers. On September 9, 2008, KBS REIT II completed the first phase of the acquisition by acquiring two four-story office buildings containing 558,966 rentable square feet (unaudited). KBS REIT II completed the second phase of the acquisition on October 10, 2008 by acquiring the remaining four four-story office buildings containing 564,304 rentable square feet (unaudited). Total consideration for the acquisition of the Campus Drive Buildings was $365.0 million plus closing costs.

KBS REIT II is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate assets, including the acquisition of commercial properties and investment in real estate-related investments such as mortgage, mezzanine, bridge and other loans; debt securities such as mortgage-backed securities and debt securities issued by other real estate companies; equity securities of real estate companies; and certain types of illiquid securities.

2.    BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Campus Drive Buildings are not legal entities and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses KBS REIT II expects to incur in the future operations of the Campus Drive Buildings have been excluded. Excluded items consist of interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Campus Drive Buildings.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Campus Drive Buildings were acquired from unaffiliated parties and (ii) based on due diligence of the Campus Drive Buildings by KBS REIT II, management is not aware of any material factors relating to the Campus Drive Buildings that would cause this financial information not to be necessarily indicative of future operating results.

3.    SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to deferred rent increased rental revenue by $356,850 for the year ended December 31, 2007 and increased rental revenue by $42,535 for the six months ended June 30, 2008 (unaudited).

Tenant Reimbursements

Property operating expense reimbursements due from tenants for common area maintenance, real estate taxes, and other recoverable costs are recorded as tenant reimbursements revenue in the period in which the related expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.    DESCRIPTION OF LEASING ARRANGEMENTS (UNAUDITED)

As of December 31, 2007, the Campus Drive Buildings were 98% leased by 31 tenants. For the year ended December 31, 2007, the Campus Drive Buildings earned approximately 23.1% of their rental income from a chemical company, whose lease expires in 2016. In addition, the Campus Drive Buildings earned approximately 13.1% of their rental income from a company in the accounting services industry, whose lease expires in 2015.

CAMPUS DRIVE BUILDINGS

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

For the Six Months Ended June 30, 2008 (unaudited)

and the Year Ended December 31, 2007

5.    FUTURE MINIMUM RENTAL RECEIPTS

As of December 31, 2007, future minimum rental receipts due under non-cancellable operating lease agreements for the years ending December 31 were as follows (in thousands):

2008	$28,700
2009	27,658
2010	24,316
2011	20,020
2012	17,643
Thereafter	48,581

$166,918

6.    INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues over certain operating expenses for the six months ended June 30, 2008 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheet and the notes thereto of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) as of December 31, 2007 contained in KBS REIT II’s registration statement on Form S-11 filed April 8, 2008 (no. 333-146341) and the balance sheets and related consolidated statements of operations, stockholders’ equity and cash flows and notes thereto of KBS REIT II as of and for the six months ended June 30, 2008 contained in KBS REIT II’s Quarterly Report on Form 10-Q filed on August 14, 2008.

The following unaudited pro forma balance sheet as of June 30, 2008 has been prepared to give effect to the acquisitions of Mountain View Corporate Center and the Campus Drive Buildings as if the acquisitions occurred on January 1, 2007.

The following unaudited pro forma statements of operations for the six months ended June 30, 2008 and for the year ended December 31, 2007 have been prepared to give effect to the acquisitions of Mountain View Corporate Center and the Campus Drive Buildings as if the acquisitions occurred on January 1, 2007.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of Mountain View Corporate Center and the Campus Drive Buildings been consummated as of January 1, 2007. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2008

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Mountain View Corporate Center (b)		Campus Drive Buildings (c)		Pro Forma Total
Assets
Real estate:
Land	$-	$3,600,000	(d)	$20,417,000	(d)	$24,017,000
Buildings and improvements, net	-	23,408,147	(d)	334,007,663	(d)	357,415,810
Tenant origination and absorption costs, net	-	3,729,412	(d)	39,936,431	(d)	43,665,843

Total real estate, net	-	30,737,559		394,361,094		425,098,653
Cash and cash equivalents	5,661,037	-		-		5,661,037
Rents and other receivables	1,272,390	-		-		1,272,390
Above-market leases	-	233,597	(d)	39,902	(d)	273,499
Deferred financing costs, prepaid and other assets	74,730	104,225	(e)	996,102	(e)	1,175,057

Total assets	$7,008,157	$31,075,381		$395,397,098		$433,480,636

Liabilities and Stockholders’ Equity
Notes payable	$-	$9,500,000	(b)	$259,176,200	(c)	$268,676,200
Accounts payable and accrued liabilities	77,298	-		-		77,298
Due to affiliates	743,691	-		-		743,691
Below-market leases	-	235,441	(d)	23,813,666	(d)	24,049,107

Total liabilities	820,989	9,735,441		282,989,866		293,546,296

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	-	-		-		-
Common stock, $.01 par value; 1,000,000,000 shares authorized, 740,330 shares issued and outstanding, 16,400,517 pro forma shares	7,403	24,987		131,615		164,005
Additional paid-in capital	6,305,499	21,314,953		112,275,617		139,896,069
Net loss	(125,734)	-		-		(125,734)

Total stockholders’ equity	6,187,168	21,339,940		112,407,232		139,934,340

Total liabilities and stockholders’ equity	$7,008,157	$31,075,381		$395,397,098		$433,480,636

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2008

(a)	Historical financial information derived from KBS REIT II’s quarterly report on Form 10-Q as of June 30, 2008.

(b)	Represents the purchase price of assets acquired by KBS REIT II in connection with the acquisition of Mountain View Corporate Center. The purchase price of approximately $30.7 million (including closing costs) was funded with a $13.5 million six-month bridge loan facility, of which $9.5 million was used to fund the acquisition, and with proceeds from KBS REIT II’s ongoing initial public offering. The balance of the six-month bridge loan facility, in the amount of $4.0 million, is available at the request of KBS REIT II for future disbursement for general cash management requirements, subject to certain conditions set forth in the loan agreement. At the maturity of the bridge loan facility, any unused portion of the bridge loan facility shall be cancelled automatically and only those outstanding amounts disbursed from the bridge loan facility shall be due and payable.

(c)	Represents the purchase price of assets acquired by KBS REIT II in connection with the acquisition of the Campus Drive Buildings. The purchase price of the 100 & 200 Campus Drive Buildings was approximately $184.7 million (including closing costs) and was funded with an $89.8 million six-month bridge loan, a $28.5 million six-month mezzanine loan, and with proceeds from KBS REIT II’s ongoing initial public offering. The purchase price of the 300-600 Campus Drive Buildings was approximately $185.9 million (including closing costs) and was funded with a $93.9 million 5.5-year senior loan, a $47.0 million nine-month mezzanine loan, and with proceeds from KBS REIT II’s ongoing initial public offering.

(d)	KBS REIT II intends to account for the acquisitions in accordance with Statements of Financial Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocations are preliminary and subject to change.

(e)	Represents loan fees incurred on the financing of Mountain View Corporate Center and the Campus Drive Buildings.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Mountain View Corporate Center		Campus Drive Buildings		Pro Forma Total
Revenues:
Rental income	$-	$1,800,212	(b)	$17,267,523	(b)	$19,067,735
Tenant reimbursements	-	128,352	(c)	4,379,245	(c)	4,507,597
Other income	-	6,192	(d)	23,975	(d)	30,167

Total revenues	-	1,934,756		21,670,743		23,605,499

Operating expenses:
Operating, maintenance and management	-	547,844	(e)	6,228,042	(e)	6,775,886
Real estate taxes and insurance	-	176,727	(f)	1,297,934	(f)	1,474,661
Asset management fees to affiliate	-	115,259	(g)	1,389,702	(g)	1,504,961
General and administrative	130,930	-		-		130,930
Depreciation and amortization	-	655,565	(h)	8,575,060	(h)	9,230,625

Total operating expenses	130,930	1,495,395		17,490,738		19,117,063

Operating income (loss)	(130,930)	439,361		4,180,005		4,488,436

Other income (expenses):
Interest income	5,196	-		-		5,196
Interest expense	-	(246,320)	(i)	(5,116,823)	(i)	(5,363,143)

Total other income (expenses), net	5,196	(246,320)		(5,116,823)		(5,357,947)

Net income (loss)	$(125,734)	$193,041		$(936,818)		$(869,511)

Net loss per common share, basic and diluted	$(3.01)					$(0.04)

Weighted-average number of common shares outstanding, basic and diluted	41,719					24,545,117

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008

(a)	Historical financial information derived from KBS REIT II’s quarterly report on Form 10-Q for the six months ended June 30, 2008.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities for the six months ended June 30, 2008. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2007. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the remaining life of the lease.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II for the six months ended June 30, 2008), based on historical operations of the previous owners.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II for the six months ended June 30, 2008), based on historical operations of the previous owners.

(e)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT II for the six months ended June 30, 2008), based on historical operations of the previous owners.

(f)	Represents real estate taxes incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT II for the six months ended June 30, 2008), based on historical operations of the previous owners.

(g)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT II for the six months ended June 30, 2008) that would be due to affiliates had the assets been acquired on January 1, 2007. The asset management fee is calculated as a monthly fee equal to one-twelfth of 0.75% of the sum of the cost of investments KBS REIT II owns, including acquisition fees, origination fees, acquisition and origination expenses, and any debt attributable to such investments.

(h)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II for the six months ended June 30, 2008) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of the purchase price allocated to tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)	Represents loan fee amortization and interest expense incurred on the following senior loans secured to purchase the respective acquisitions:

Loan Amount
Six-month bridge loan secured by Mountain View Corporate Center. At the borrower’s election, the interest rate under this loan may be calculated at a variable rate of Prime or 225 basis points over one-month, three-month or six-month LIBOR by entering into a one-month, three-month or six-month LIBOR contract, respectively (average interest rate of 5.2% for the period)	$9,500,000

Six-month bridge loan secured by the 100 & 200 Campus Drive Buildings. At the borrower’s election, the interest rate under this loan may be calculated at a variable rate of Prime or 225 basis points over one-month, three-month or six-month LIBOR by entering into a one-month, three-month or six-month LIBOR contract, respectively (average interest rate of 5.2% for the period)	89,800,000

Fixed rate loan secured by the 300-600 Campus Drive Buildings, which bears interest at a rate of 5.9% per annum, maturing April 10, 2014	93,850,000

$193,150,000

Interest expense on the senior loans has been calculated for the entire period assuming that upon maturity, the outstanding balance on any maturing loans would be refinanced on a long term basis at the contractual interest rate as of the maturity date.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Mountain View Corporate Center		Campus Drive Buildings		Pro Forma Total
Revenues:
Rental income	$-	$3,367,421	(b)	$33,958,358	(b)	$37,325,779
Tenant reimbursements	-	176,986	(c)	9,352,108	(c)	9,529,094
Other income	-	18,617	(d)	60,210	(d)	78,827

Total revenues	-	3,563,024		43,370,676		46,933,700

Operating expenses:
Operating, maintenance and management	-	1,104,871	(e)	12,732,497	(e)	13,837,368
Real estate taxes and insurance	-	336,624	(f)	2,595,866	(f)	2,932,490
Asset management fees to affiliate	-	230,518	(g)	2,779,405	(g)	3,009,923
Depreciation and amortization	-	1,208,596	(h)	16,606,239	(h)	17,814,835

Total operating expenses	-	2,880,609		34,714,007		37,594,616

Operating income	-	682,415		8,656,669		9,339,084

Other expenses:
Interest expense	-	(815,661)	(i)	(16,489,700)	(i)	(17,305,361)

Total other expenses	-	(815,661)		(16,489,700)		(17,305,361)

Net loss	$-	$(133,246)		$(7,833,031)		$(7,966,277)

Net loss per common share, basic and diluted	$-					$(0.42)

Weighted-average number of common shares outstanding, basic and diluted	20,000					19,004,349

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

(a)	As of December 31, 2007, KBS REIT II had been formed but had not yet commenced operations.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities for the year ended December 31, 2007. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2007. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the remaining life of the lease.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2007), based on historical operations of the previous owners.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2007), based on historical operations of the previous owners.

(e)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2007), based on historical operations of the previous owners.

(f)	Represents real estate taxes incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2007), based on historical operations of the previous owners and accrual based on new valuation upon purchase by KBS REIT II.

(g)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2007) that would be due to affiliates had the assets been acquired on January 1, 2007. The asset management fee is calculated as a monthly fee equal to one-twelfth of 0.75% of the sum of the cost of investments KBS REIT II owns, including acquisition fees, origination fees, acquisition and origination expenses, and any debt attributable to such investments.

(h)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2007) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of the purchase price allocated to tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)	Represents loan fee amortization and interest expense incurred on the following senior and mezzanine loans secured to purchase the respective acquisition:

Loan Amount
Six-month bridge loan secured by Mountain View Corporate Center. At the borrower’s election, the interest rate under this loan may be calculated at a variable rate of Prime or 225 basis points over one-month, three-month or six-month LIBOR by entering into a one-month, three-month or six-month LIBOR contract, respectively (average interest rate of 7.5% for the period)	$9,500,000

Six-month bridge loan secured by the 100 & 200 Campus Drive Buildings. At the borrower’s election, the interest rate under this loan may be calculated at a variable rate of Prime or 225 basis points over one-month, three-month or six-month LIBOR by entering into a one-month, three-month or six-month LIBOR contract, respectively (average interest rate of 7.5% for the period)	89,800,000

Six-month mezzanine loan secured by a pledge of 100% of the equity interests in the subsidiary of KBS REIT II that holds title to the 100 & 200 Campus Drive Buildings, which bears interest at a floating rate of 370 basis points over one-month LIBOR (average interest rate of 8.9% for the period)	28,526,200

Fixed rate loan secured by the 300-600 Campus Drive Buildings, which bears interest at a rate of 5.9% per annum, maturing April 10, 2014	93,850,000

Nine-month mezzanine loan secured by a pledge of 100% of the equity interests in the subsidiary of KBS REIT II that holds title to the 300-600 Campus Drive Buildings, which bears interest at a fixed rate of 5.8% per annum for the first four months of the loan and the interest rate is increased on a monthly basis by 0.5% per annum thereafter	47,000,000

$268,676,200

Interest expense on the senior loans has been calculated for the entire period assuming that upon maturity, the outstanding balance on any maturing loans would be refinanced on a long term basis at the contractual interest rate as of the maturity date. Interest expense on the mezzanine loans has been calculated through the original terms of the loans and assumes that any unpaid principal balances on these loans will be repaid from proceeds from our ongoing initial public offering.